8. Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 8. INCOME TAXES

The following table presents the current and deferred income tax provision (benefit) for federal and state income taxes:

	2017	2016
Current tax provision:
Federal	$–	$–

Deferred tax provision (benefit):
Federal	(868)	(16,541)
Change in valuation allowance	868	16,541

Total provision for income tax	$–	$–

Current income taxes are based upon the year’s income taxable for federal and state tax reporting purposes. Deferred income taxes (benefits) are provided for certain income and expenses, which are recognized in different periods for tax and financial reporting purposes.

Deferred tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income. The Company’s deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses. These loss carryovers would be limited under the Internal Revenue Code should a significant change in ownership occur within a three-year period. In 2017 and 2016, the Company’s tax losses were reduced by accrued expenses to related parties which are not recognized for tax purposes until paid and differences in depreciation reported on the financial statements and amounts allowed for tax purposes.

At December 31, 2017 and 2016, the Company had net operating loss carryforwards of approximately $1,741,494 and $1,737,363 respectively, which begin to expire in 2029. The deferred tax assets arising from the net operating loss carryforwards are approximately $264,435 and $260,604 as of December 31, 2017, and 2016, respectively. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on management’s analysis, they concluded not to retain a deferred tax asset since it is uncertain whether the Company can utilize this asset in future periods. Therefore, they have established a full reserve against this asset. The change in the valuation allowance in 2017 and 2016 was approximately $868 and $16,541, respectively.

A reconciliation of the expected tax computed at the U.S. statutory federal income tax rate to the total benefit for income taxes at December 31, 2017 and 2016 is as follows:

	2017	2016
Expected tax at 21% (2017) and 15% (2016)	$(868)	$(16,541)
Change in valuation allowance	868	16,541
Provision for income taxes	$–	$–

The Company’s continuing practice is to recognize interest and/or penalties related to income tax matters in income tax expense. As of December 31, 2017, and 2016, the Company had no accrued interest and penalties related to uncertain tax positions.

The Company is subject to taxation in the U.S. The state of Nevada does not impose an income tax on corporations. Tax years for 2009 and forward are subject to examination by tax authorities. The Company is not currently under examination by any tax authority.

Management has evaluated tax positions in accordance with FASB ASC 740, and has not identified any tax positions, other than those discussed above, that require disclosure.